PricewaterhouseCoopers Audit 63, rue de Villiers 92208 Neuilly-sur-Seine Cedex Téléphone 01 56 57 58 59 Fax 01 56 57 58 60

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in AXA's Registration Statements on Form S-8 (Nos. 333-128450, 333-118107, 333-118105, 333-118103, 333-109227, 333-104438, 333-99083, 333-91900, 333-75600, 333-70516, 333-12088, 333-9212, 333-08910 and 333-12944), and on Form F-3 (Nos. 333-12872 and 333-12956) of our report dated June 26, 2006 relating to the consolidated financial statements and financial statement schedule, which appears on page F-1 of AXA’s Annual Report on Form 20-F for the year ended December 31, 2005.

PricewaterhouseCoopers Audit

/s/ Yves Nicolas	/s/ Michael P. Nelligan
Yves Nicolas	Michael P. Nelligan

Paris, France